Expenses for shipping activities - Disclosure of voyage expenses and commissions (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021
Analysis of income and expense [abstract]
Commissions paid	$ (4,959)	$ (3,899)
Bunkers	(54,843)	(33,263)
Other voyage related expenses	(14,650)	(13,599)
Total voyage expenses and commissions	$ (74,452)	$ (50,761)	[1]

[1]	In order to improve the relevancy of the accounting information of the income statement, the Company reclassified certain cost elements without impact on profit (loss) for the period. These changes have been adopted in 2021 to improve comparability within the sector. They have been applied retrospectively and comparative information has been revised.